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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2004

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia    30309
(Address of principal executive offices)    (Zip Code)

(404) 815-0770
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        On April 23, 2004, EarthLink, Inc. (the "Company") issued a press release announcing that its Board of Directors approved repurchasing common stock pursuant to a plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as the Company continues with its previously announced repurchase program. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Press release dated April 23, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)
By:	/s/ CHARLES G. BETTY Name: Charles G. Betty Title: Chief Executive Officer

Date: April 26, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 23, 2004

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SIGNATURE
Exhibit Index